                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 15, 2002
                                (Date of Report)

                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)



    MICHIGAN                                0-16640                                 38-2606280
---------------------------                 -------                     -----------------------------------
(State or other jurisdiction                Commission                 (I.R.S. Employer Identification No.)
of incorporation or organization)           File Number

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
              (Registrant's telephone number including area code)

                                      N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
           Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
           Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
           Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           On October 4, 2002, Crowe, Chizek and Company LLP (Crowe Chizek) informed the registrant that they intended to resign by November 15, 2002, and effective November 13, 2002, such resignation was provided. Crowe Chizek's reports on the Registrant's financial statements for the two most recent fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The intended resignation was approved by the Audit Committee of the Registrant and its Board of Directors.

           During the two most recent fiscal years and any subsequent interim period preceding the effective date of the resignation, there were no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to Crowe Chizek's satisfactions, would have caused it to make reference to it in its report. No "reportable events" as defined in item 304(a)
           (1)(v) occurred within the Registrant's two most recent fiscal years and any subsequent interim periods preceding the resignation.

           On November 13, 2002, the Registrant engaged BKD, LLP as its principal accountants to audit the Registrant's financial statements for the year ending December 31, 2002. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging the new accountants, the Registrant did not consult with the newly engaged accountants regarding any of the matters described in
           Item 304(a)(2)(i) or (ii).

           The letter of the former accountants required by Items 304(a)(3) is filed as Exhibit 16 to this report.

ITEM 5.   OTHER EVENTS
            Not Applicable

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
            Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
                  (c) EXHIBITS
                       16          Letter re:  Change in Certifying Accountant

ITEM 8.   CHANGE IN FISCAL YEAR
           Not Applicable

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
            Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   UNITED BANCORP, INC.
                                                   (Registrant)


Date:  November 15, 2002                           /S/ Dale L. Chadderdon
                                                   Principal Financial Officer

                                 Exhibit Index



Exhibit                   Description
  No.
  16                      Letter re: Change in Certifying Accountant